UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-02201

Cutwater Select Income Fund

(formerly, Rivus Bond Fund)

(Exact name of registrant as specified in charter)

113 King Street

                    Armonk, NY 10504

(Address of principal executive offices) (Zip code)

Clifford D. Corso

113 King Street

                     Armonk, NY 10504

(Name and address of agent for service)

Registrant’s telephone number, including area code: 914-273-4545

Date of fiscal year end: March 31

Date of reporting period: March 31, 2012

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

CUTWATER SELECT INCOME FUND SHAREHOLDER LETTER

April 19, 2012

DEAR SHAREHOLDERS:

The past six months were characterized by a strong improvement in investor sentiment as the markets moved from risk aversion to embracing risk, resulting in a strong rally across asset classes. During the first half of 2011, investors’ attention had been focused on a possible “double dip” recession in the US and subsequently turned to the European sovereign debt crisis. In the second half of 2011, concerns over sovereign issues turned to the US with the downgrade of the US government debt rating to AA+ by Standard & Poor’s and then returned to Europe as political and financial leaders seemed incapable of finding consensus on solutions. In the fourth quarter of 2011, the European sovereign debt crisis worsened as concerns over Greece and Portugal spread to the larger economies of Spain and Italy, and sovereign bond yields soared to unsustainable levels. Leaders in the European Union (EU) and the European Central Bank (ECB), in conjunction with the International Monetary Fund (IMF) and the US Federal Reserve, struggled to take actions to calm markets. The Prime Minster of Italy stepped down in November and was replaced by a technocrat, Mario Monti, who announced a number of austerity measures and political reforms in order to address long standing issues. In December, the ECB started a new program of providing three year loans to European banks (Long Term Refinancing Operation or LTRO) to address immediate liquidity concerns. The market’s initial reaction to the LTRO was muted but investors subsequently recognized the meaningful impact the program had on improving European banks’ liquidity positions, and secondarily, on reducing sovereign bond yields. Investor confidence returned as the markets saw progress in implementation of policies aimed at preventing further deterioration of the European debt crisis. Fast forward to today, there is now a return of the concerns over the ability of European leaders to act given the political realities in the region, the complexity of the issues, and the long time frame needed to rectify the fiscal and economic imbalances. Europe will remain a focus of the markets and confidence is still fragile.

Fundamental economic data in the US has generally supported improving investor sentiment. At present, the unemployment rate has declined to 8.1 percent for April, corporate fundamentals are solid and business investment has continued to advance. Retail sales are showing steady improvement and manufacturing sector capacity utilization is rising. Although these data points are constructive, significant headwinds persist from a housing market which remains soft despite record low mortgage rates. The Federal Reserve’s announcement in January that it would leave rates low until late 2014 has helped push investors into riskier assets given the expectation of extended low short term rates and an accommodative monetary policy. We continue to expect positive but below trend gross domestic product (“GDP”) growth in a “checkmark” shaped recovery, a view we have held for the last several quarters.

The change in risk appetite over this six month period was evident as the S&P 500 Index rose over 24 percent and high yield bonds posted a positive 12.1 percent return in the six month period ended March 31, 2012. Investment grade corporate credit rallied in the first quarter of 2012 and outperformed US Treasuries by over 3.6 percent. At the other end of the risk spectrum, US Treasuries fell as rates rose during the period. The ten-year treasury rose from 1.92 percent at the end of September to 2.21 percent by the end of March. Corporate sector fundamentals remain strong with earnings and cash flows improving, balance sheets are relatively healthy, and the outlook for defaults remains modest. Moody’s is forecasting that the global speculative-grade default rate will increase only modestly from 2.3 percent in March 2012 to 2.8 percent in March 2013, remaining substantially below the long term average.

GDP growth in the fourth quarter of 2011 accelerated to 3.0 percent from 1.8 percent in the third quarter, due to increased consumer spending and private investment. Budget pressures faced by state and local governments were a drag on economic growth and will likely continue to be a drag in the near term. Full-year 2012 GDP growth is forecast to be around 2.0 percent. European growth is expected to slow even further with many countries experiencing recession, given increased austerity measures. A slowdown in China is also contributing to worries and lowering global growth expectations. Oil prices remain a wild card, given the uncertainty of potential action by Israel over Iran’s nuclear program. In the US, concerns remain over a growing Federal deficit, the potential for increased inflation, and the issue of how the Federal deficit will be addressed over the longer term. These concerns may contribute to future periods of market volatility.

As of March 31, 2012, the Fund had a net asset value (“NAV”) of $20.39 per share. This represents a 2.2 percent increase from $19.95 per share at September 30, 2011. On March 31, 2012, the Fund’s closing price on the New York Stock Exchange was $19.74 per share, representing a 3.19 percent discount to NAV per share, compared with a 8.37 percent discount as of September 30, 2011. The market trading discount was at 2.51 percent as of market close on April 18, 2012.

One of the primary objectives of the Fund is to maintain a high level of income. On March 7, 2012, the Board of Trustees declared a dividend payment of $0.2875 per share payable May 1, 2012 to shareholders of record on April 4, 2012. On an annualized basis, including the pending dividend, the Fund has paid a total of $1.15 per share in dividends, representing a 5.82 percent dividend yield based on the market price on April 18, 2012 of $19.77 per share. The dividend is evaluated on a quarterly basis, including consideration of the current low interest rate environment, and is based on the income generation capability of the portfolio.

Total Return-Percentage Change (Annualized for periods longer than 1 year)

In Net Asset Value Per Share with All Distributions Reinvested

	6 Months	1 Year	3 Years	5 Years	10 Years
	to	to	to	to	to
	03/31/12	03/31/12	03/31/12	03/31/12	03/31/12
Cutwater Select Income Fund	5.28%	8.25%	16.64%	7.29%	6.46%[1]
Barclays Credit Index[2]	3.77%	9.58%	12.31%	6.91%	6.59%

This is historical information and should not be construed as indicative of any likely future performance nor does it reflect deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

1	– Source: Lipper Inc.
2	– Comprised primarily of US investment-grade corporate bonds (Fund’s Benchmark).

The Fund’s performance for the 3-, 5-, and 10-year historical periods (shown above) reflects the 4.79 percent dilution of net asset value resulting from the rights offering during the third quarter of 2009. In addition to the impact from the September 2009 rights offering, the 10-year performance was also reduced by the 4.5 percent dilution of net asset value resulting from the rights offering during the fourth quarter of 2003. After adjusting for the impact of both rights offerings, we estimate the three-year annualized return to be 18.52 percent, 5-year annualized return to be 8.33 percent and the 10-year annualized return to be 7.59 percent. The returns noted in the table above are actual returns as calculated by Lipper and BNY Mellon and do not adjust for dilution from the rights offerings.

The Fund’s returns for the period were positively impacted by the re-pricing of risk assets outperforming the benchmark by 1.51 percent. General spread tightening for investment grade corporate bonds was the principal factor in the stronger performance as well as the Fund’s high-yield exposure. We believe high-yield spreads, although narrower than in the recent past, are still attractive given the expectation of low defaults and continued, albeit modest, economic growth. In our view, the returns look strong across the time periods, particularly after adjusting for the dilutive impact of the rights offerings noted above.

Yield represents the major component of return in fixed income portfolios. Given the Fund’s emphasis on generating income, we typically will not have material exposure to low-yielding US Treasuries and will maintain meaningful exposure to corporate bonds. We try to look through periods of volatility and focus on an investment’s long term creditworthiness to assess whether it will provide an attractive yield to the Fund over time.

The Fund’s performance will continue to be subject to trends in longer term interest rates and relative yield spreads on corporate bonds. Consistent with our investment discipline, we continue to emphasize diversity and risk management within the bounds of income stability. The pie chart below summarizes the portfolio quality of the Fund’s long-term invested assets as of March 31, 2012:

We would like to remind shareholders of the opportunities presented by the Fund’s dividend reinvestment plan as detailed in the Fund’s prospectus and referred to in the Shareholder Information section of this report. The dividend reinvestment plan affords shareholders a price advantage by allowing them to purchase shares at NAV or market price, whichever is lower. This means that the reinvestment price is at market price when the Fund is trading at a discount to NAV, as is currently the situation, or at NAV per share when market trading is at a premium to that value. To participate in the plan, please contact BNY Mellon Investment Servicing (US) Inc., the Fund’s Transfer Agent and Dividend Paying Agent, at 1-866-333-6635. The Fund’s investment adviser, Cutwater Investor Services Corp., may be reached at 866-766-3030.

Cliff Corso

President

Mr. Corso’s comments reflect the investment adviser’s views generally regarding the market and the economy, and are compiled from the investment adviser’s research. These comments reflect opinions as of the date written and are subject to change at any time.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF THE CUTWATER SELECT INCOME FUND

We have audited the accompanying statement of assets and liabilities of the Cutwater Select Income Fund (formerly known as Rivus Bond Fund), including the schedule of investments, as of March 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2012 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Cutwater Select Income Fund as of March 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

May 11, 2012

SCHEDULE OF INVESTMENTS

March 31, 2012

	Moody’s/ Standard & Poor’s Rating(a)	Principal Amount (000’s)	Value (Note 1)
CORPORATE DEBT SECURITIES (82.89%)
AUTOMOTIVE (1.73%)
Ford Holdings Co. Gty., 9.30%, 03/01/30	Ba2/BB+	$1,000	$1,290,000
Ford Motor Co., Sr. Unsec. Notes, 8.90%, 01/15/32	Ba2/BB+	500	615,000
Ford Motor Credit Co. LLC, Sr. Unsec. Notes, 7.00%, 10/01/13	Ba1/BB+	1,000	1,066,275
Ford Motor Credit Co. LLC, Sr. Unsec. Notes, 5.875%, 08/02/21	Ba1/BB+	750	808,943

			3,780,218

CHEMICALS (2.94%)
Braskem Finance, Ltd., Co. Gty., 7.00%, 05/07/20, 144A	Baa3/BBB-	500	562,000
Dow Chemical Co., Sr. Unsec. Notes, 8.55%, 05/15/19	Baa3/BBB	500	655,259
Grupo Petrotemex SA de CV, Sr. Unsec. Notes, 9.50%, 08/19/14, 144A	NA/BB+	500	551,250
Incitec Pivot Finance LLC, Co. Gty., 6.00%, 12/10/19, 144A	Baa3/BBB	405	430,595
Sinochem Overseas Capital Co., Ltd., Co. Gty., 4.50%, 11/12/20, 144A	Baa1/BBB	500	477,009
Sinochem Overseas Capital Co., Ltd., Co. Gty., 6.30%, 11/12/40, 144A	Baa1/BBB	1,500	1,416,105
Union Carbide Corp., Sr. Unsec. Notes, 7.75%, 10/01/96	Baa3/BBB	2,000	2,076,732
Westlake Chemicals Corp., Co. Gty., 6.625%, 01/15/16(b)	Baa3/BBB-	250	254,375

			6,423,325

DIVERSIFIED FINANCIAL SERVICES (12.20%)
Akbank TAS, Sr. Unsec. Notes, 6.50%, 03/09/18, 144A	Ba1/N/A	1,000	1,026,500
Ally Financial, Inc., Co. Gty., 7.50%, 09/15/20	B1/B+	315	340,200
Bank of America Corp., Sr. Unsec. Notes, 5.625%, 07/01/20	Baa1/A-	190	198,081
Bank of America Corp., Sr. Unsec. Notes, 5.875%, 01/05/21	Baa1/A-	500	528,920
BNP Paribas SA, Jr. Sub. Notes, 5.186%, 06/29/15, 144A(c),(d)	Baa3/BBB+	1,000	865,000
Capital One Capital V, Ltd. Gtd., 10.25%, 08/15/39	Baa3/BB+	1,500	1,541,250
CDP Financial, Inc., Co. Gtd., 4.40%, 11/25/19, 144A	Aaa/AAA	400	431,791
Chase Capital II, Ltd. Gtd., Series B, 1.047%, 02/01/27(b),(c)	A2/BBB	70	53,476
Citigroup, Inc., Sr. Unsec. Notes, 6.375%, 08/12/14	A3/A-	151	163,835
Citigroup, Inc., Sr. Unsec. Notes, 6.01%, 01/15/15	A3/A-	1,000	1,086,504
Citigroup, Inc., Sr. Unsec. Notes, 8.125%, 07/15/39	A3/A-	125	161,999
Citigroup, Inc., Unsec. Notes, 8.50%, 05/22/19	A3/A-	595	733,562
CoBank ACB, Sub. Notes, 7.875%, 04/16/18, 144A	NA/A	500	597,852
Corp. Andina de Fomento, Sr. Unsec. Notes, 3.75%, 01/15/16	A1/A+	95	98,483
Discover Financial Services, Sr. Unsec. Notes, 10.25%, 07/15/19	Ba1/BBB-	200	262,560
Export-Import Bank of Korea, Sr. Unsec. Notes, 8.125%, 01/21/14	A1/A	500	552,104
Export-Import Bank of Korea, Sr. Unsec. Notes, 5.00%, 04/11/22	A1/A	1,250	1,318,748
General Electric Capital Corp., Sr. Unsec. Notes, 5.625%, 05/01/18	Aa2/AA+	230	266,590
General Electric Capital Corp., Sr. Unsec. Notes, 6.875%, 01/10/39	Aa2/AA+	1,000	1,234,940
HSBC Finance Corp., Sr. Unsec. Notes, 7.00%, 05/15/12	A3/A	500	503,612
HSBC USA Capital Funding LP, Ltd. Gtd., 10.176%, 06/30/30, 144A(c),(d)	A3/BBB+	1,500	1,980,000
HSBC USA Trust II, Bank Gtd., 8.38%, 05/15/27, 144A(b)	NA/BBB+	2,500	2,534,645
JPMorgan Chase & Co., Sr. Unsec. Notes, 4.40%, 07/22/20	Aa3/A	175	181,547
JPMorgan Chase & Co., Sr. Unsec. Notes, 4.35%, 08/15/21	Aa3/A	105	107,282
JPMorgan Chase Bank NA, Sub. Notes, 6.00%, 10/01/17	Aa2/A	1,000	1,144,211
JPMorgan Chase Capital XXII, Ltd. Gtd., Series V, 6.45%, 01/15/87	A2/BBB	1,000	1,000,000
JPMorgan Chase Capital XXV, Ltd. Gtd., Series Y, 6.80%, 10/01/37	A2/BBB	850	854,760
Landesbank Baden-Wuerttemberg NY, Sub. Notes, 6.35%, 04/01/12	WR/NR	500	500,000
Lloyds TSB Bank PLC, Bank Gtd., 6.375%, 01/21/21	A1/A	2,000	2,146,802
Merrill Lynch & Co., Inc., Sr. Unsec. Notes, 6.875%, 04/25/18	Baa1/A-	1,000	1,111,699
Morgan Stanley, Sr. Unsec. Notes, 6.25%, 08/28/17	A2/A-	300	315,915
National Agricultural Cooperative Federation, Sr. Notes, 5.00%, 09/30/14, 144A	A1/A	500	531,500
Santander US Debt SA Unipersonal, Bank Gtd., 3.724%, 01/20/15, 144A	Aa3/A+	100	97,629
UBS AG Stamford CT, Bank Notes, 4.875%, 08/04/20	Aa3/A	250	259,823

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — continued

	Moody’s/ Standard & Poor’s Rating(a)	Principal Amount (000’s)	Value (Note 1)
DIVERSIFIED FINANCIAL SERVICES (Continued)
UBS Preferred Funding Trust V, Jr. Sub. Notes, Series 1, 6.243%, 05/15/16(c),(d)	Baa3/BBB-	$500	$483,750
Wachovia Capital Trust III, Ltd. Gtd., 5.57%, 04/30/12(c),(d)	Baa3/BBB+	1,500	1,417,500

			26,633,070

ENERGY (13.71%)
Apache Corp., Sr. Unsec. Notes, 7.70%, 03/15/26	A3/A-	500	685,348
Burlington Resources, Inc., Co. Gty., 9.125%, 10/01/21	A2/A	850	1,198,847
Citgo Petroleum Corp., Sr. Sec. Notes, 11.50%, 07/01/17, 144A(b)	Ba2/BB+	900	1,008,000
CMS Panhandle Holding Co., Sr. Unsec. Notes, 7.00%, 07/15/29	Baa3/BBB-	1,000	1,068,237
EL Paso Corp., Sr. Unsec. Notes, 8.05%, 10/15/30	Ba3/BB-	1,000	1,154,527
Enterprise Products Operating LLC, Co. Gty., Series B, 7.034%, 01/15/68(b),(c)	Baa3/BB+	1,000	1,075,000
EQT Corp., Sr. Unsec. Notes, 4.875%, 11/15/21	Baa2/BBB	1,455	1,472,412
Florida Gas Transmission Co. LLC, Sr. Unsec. Notes, 9.19%, 11/01/24, 144A	Baa2/BBB	130	166,495
Gaz Capital SA, Sr. Unsec. Notes, 8.125%, 07/31/14, 144A	Baa1/BBB	500	552,770
IFM US Colonial Pipeline 2 LLC, Sr. Sec. Notes, 6.45%, 05/01/21, 144A(b)	NA/BBB-	1,000	1,073,162
KazMunayGas National Co., Sr. Unsec. Notes, 11.75%, 01/23/15, 144A	Baa3/BBB-	500	610,135
KazMunayGas National Co., Sr. Unsec. Notes, 6.375%, 04/09/21, 144A	Baa3/BBB-	500	552,275
Linn Energy LLC/Linn Energy Finance Corp., Co. Gty., 6.25%, 11/01/19, 144A(b)	B2/B	500	485,000
Lukoil International Finance BV, Co. Gty., 6.125%, 11/09/20, 144A	Baa2/BBB-	1,000	1,060,000
Motiva Enterprises LLC, Notes, 5.75%, 01/15/20, 144A	A2/A	64	73,646
Motiva Enterprises LLC, Sr. Unsec. Notes, 6.85%, 01/15/40, 144A	A2/A	124	154,030
Nabors Industries, Inc., Co. Gty., 9.25%, 01/15/19	Baa2/BBB	625	802,331
NRG Energy, Inc., Co. Gty., 8.25%, 09/01/20(b)	B1/BB-	500	492,500
Pemex Project Funding Master Trust, Co. Gty., 6.625%, 06/15/35	Baa1/BBB	105	119,700
Petroleos Mexicanos, Co. Gty., 8.00%, 05/03/19	Baa1/BBB	250	316,250
Petroleos Mexicanos, Co. Gty., 6.00%, 03/05/20	Baa1/BBB	750	853,875
Petroleum Co. of Trinidad & Tobago, Ltd., Sr. Unsec. Notes, 9.75%, 08/14/19, 144A	Baa3/BBB	500	616,500
Pride International, Inc., Co. Gty., 8.50%, 06/15/19	Baa1/BBB+	500	657,504
Pride International, Inc., Co. Gty., 6.875%, 08/15/20	Baa1/BBB+	500	609,733
Reliance Holdings USA, Inc., Co. Gty., 5.40%, 02/14/22, 144A	Baa2/BBB	1,250	1,243,496
Samson Investment Co., Sr. Unsec. Notes, 9.75%, 02/15/20, 144A(b)	B1/B	1,000	1,012,500
SEACOR Holdings, Inc., Sr. Unsec. Notes, 7.375%, 10/01/19	Ba1/BB+	1,000	1,056,211
Shell International Finance BV, Co. Gty., 4.30%, 09/22/19	Aa1/AA	1,000	1,133,700
Transocean, Inc., Co. Gty., 7.50%, 04/15/31	Baa3/BBB-	500	567,595
Valero Energy Corp., Co. Gty., 9.375%, 03/15/19	Baa2/BBB	124	162,419
Valero Energy Corp., Co. Gty., 8.75%, 06/15/30	Baa2/BBB	1,000	1,222,858
Valero Energy Corp., Co. Gty., 10.50%, 03/15/39	Baa2/BBB	500	744,666
Weatherford International, Ltd. Bermuda, Co. Gty., 6.75%, 09/15/40	Baa2/BBB	2,000	2,229,060
Western Atlas, Inc., Sr. Unsec. Notes, 8.55%, 06/15/24	A2/A	2,539	3,585,121
Williams Cos., Inc., Sr. Unsec. Notes, 8.75%, 03/15/32	Baa3/BBB-	81	106,784

			29,922,687

FOOD AND BEVERAGE (0.94%)
Anheuser-Busch InBev Worldwide, Inc., Co. Gty., 7.75%, 01/15/19	A3/A-	325	423,986
Anheuser-Busch InBev Worldwide, Inc., Co. Gty., 8.20%, 01/15/39	A3/A-	27	40,957
Bunge Ltd. Finance Corp., Co. Gty., 8.50%, 06/15/19	Baa2/BBB-	125	152,699
Delhaize Group SA, Co. Gty., 5.70%, 10/01/40	Baa3/BBB-	709	655,376
Kraft Foods, Inc., Sr. Unsec. Notes, 5.375%, 02/10/20	Baa2/BBB-	241	278,606
Smithfield Foods, Inc., Sr. Sec. Notes., 10.00%, 07/15/14	Ba2/BBB-	290	339,300
WM Wrigley Jr. Co., Sr. Sec. Notes, 3.70%, 06/30/14, 144A	Baa1/N/A	165	171,115

			2,062,039

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — continued

	Moody’s/ Standard & Poor’s Rating(a)	Principal Amount (000’s)	Value (Note 1)
GAMING, LODGING & LEISURE (0.50%)
FireKeepers Development Authority, Sr. Sec. Notes, 13.875%, 05/01/15, 144A(b)	B2/B+	$750	$834,375
Royal Caribbean Cruises, Ltd., Sr. Unsec. Notes, 7.00%, 06/15/13	Ba1/BB	250	261,250

			1,095,625

HEALTHCARE (1.03%)
Fresenius Medical Care US Finance, Inc., Co. Gty., 5.75%, 02/15/21, 144A	Ba2/BB+	750	776,250
Fresenius US Finance II, Inc., Co. Gty., 9.00%, 07/15/15, 144A	Ba1/BB+	250	288,125
Monsanto Co. (Pharmacia Corp.), Sr. Unsec. Notes, 6.50%, 12/01/18	A1/AA	500	622,925
Mylan, Inc., Co. Gty., 7.875%, 07/15/20, 144A(b)	Ba3/BB	500	557,500

			2,244,800

INDUSTRIAL (5.02%)
Affinion Group, Inc., Co. Gty., 11.50%, 10/15/15(b)	Caa1/CCC+	460	433,550
Alcoa, Inc., Sr. Unsec. Notes, 6.15%, 08/15/20	Baa3/BBB-	640	688,945
Alcoa, Inc., Sr. Unsec. Notes, 5.95%, 02/01/37	Baa3/BBB-	244	237,411
Altria Group, Inc., Co. Gty., 9.70%, 11/10/18	Baa1/BBB	317	430,748
Altria Group, Inc., Co. Gty., 10.20%, 02/06/39	Baa1/BBB	29	44,962
ArcelorMittal, Sr. Unsec. Notes, 6.25%, 02/25/22	Baa3/BBB-	1,200	1,213,303
ArcelorMittal, Sr. Unsec. Notes, 7.00%, 10/15/39	Baa3/BBB-	405	386,830
Arrow Electronics, Inc., Sr. Unsec. Notes, 6.00%, 04/01/20	Baa3/BBB-	500	544,000
Belden, Inc., Co. Gty., 7.00%, 03/15/17(b)	Ba2/B+	250	257,813
Gerdau Trade, Inc., Co. Gty., 5.75%, 01/30/21, 144A	NR/BBB-	500	529,650
GXS Worldwide, Inc., Sr. Sec. Notes, 9.75%, 06/15/15(b)	B2/B	65	63,213
Holcim US Finance Sarl & Cie SCS, Co. Gty., 6.00%, 12/30/19, 144A	Baa2/BBB	1,000	1,033,105
Ingersoll-Rand Global Holding Co., Ltd., Co. Gty., 6.875%, 08/15/18	Baa1/BBB+	185	225,977
L-3 Communications Corp., Co. Gty., 6.375%, 10/15/15(b)	Ba1/BB+	700	716,625
Meccanica Holdings USA, Inc., Co. Gty., 6.25%, 07/15/19, 144A	Baa2/BBB-	129	115,275
Northrop Grumman Space & Mission Systems Corp., Co. Gty., 7.75%, 06/01/29	Baa1/BBB+	500	650,738
Sealed Air Corp., Sr. Unsec. Notes, 7.875%, 06/15/17(b)	B1/BB	500	539,170
Tyco International Finance SA, Co. Gty., 8.50%, 01/15/19	A3/A-	93	120,531
Tyco International Ltd./Tyco International Finance SA, Co. Gty., 7.00%, 12/15/19	A3/A-	1,250	1,534,174
Waste Management, Inc., Sr. Unsec. Notes, 7.125%, 12/15/17	Baa3/BBB	500	592,225
Worthington Industries, Inc., Sr. Unsec. Notes, 6.50%, 04/15/20	Baa2/BBB	500	538,209
XM Satellite Radio, Inc., Co. Gty., 13.00%, 08/01/14, 144A	B2/BB	57	64,481

			10,960,935

INSURANCE (6.08%)
AIG SunAmerica, Inc., Sr. Unsec. Notes, 8.125%, 04/28/23	Baa1/A-	750	859,914
American International Group, Inc., Jr. Sub. Debs., 8.175%, 05/15/68(b),(c)	Baa2/BBB	2,000	2,117,000
Farmers Exchange Capital, Sub. Notes, 7.20%, 07/15/48, 144A	Baa2/BBB+	3,000	3,045,384
Guardian Life Insurance Co. of America, Sub. Notes, 7.375%, 09/30/39, 144A	A1/AA-	108	133,088
Liberty Mutual Group, Inc., Bonds, 7.00%, 03/15/34, 144A	Baa2/BBB-	250	272,437
Liberty Mutual Group, Inc., Co. Gty., 10.75%, 06/15/88, 144A(b),(c)	Baa3/BB	1,000	1,337,500
Lincoln National Corp., Jr. Sub. Notes, 6.05%, 04/20/67(b),(c)	Ba1/BBB	500	466,250
Manulife Financial Corp., Sr. Unsec. Notes, 4.90%, 09/17/20	NA/A-	250	256,643
Massachusetts Mutual Life Insurance Co., Sub. Notes, 8.875%, 06/01/39, 144A	A1/AA-	500	709,534
MetLife Capital Trust X, Jr. Sub. Notes, 9.25%, 04/08/68, 144A(b)	Baa2/BBB	500	602,500
MetLife, Inc., Jr. Sub. Notes, 10.75%, 08/01/69(b)	Baa2/BBB	1,000	1,372,500
Nationwide Mutual Insurance Co., Sub. Notes, 9.375%, 08/15/39, 144A	A3/A-	215	272,303
New York Life Insurance Co., Sub. Notes, 6.75%, 11/15/39, 144A	Aa2/AA-	103	129,044
Prudential Financial, Inc., Jr. Sub. Notes, 8.875%, 06/15/68(b),(c)	Baa3/BBB+	1,000	1,180,000
Travelers Cos., Inc., Jr. Sub. Notes, 6.25%, 03/15/67(b),(c)	A3/NR	500	520,000

			13,274,097

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — continued

	Moody’s/ Standard & Poor’s Rating(a)	Principal Amount (000’s)	Value (Note 1)
MEDIA (7.82%)
CBS Corp., Co. Gty., 8.875%, 05/15/19	Baa2/BBB	$350	$459,841
Cengage Learning Acquisitions, Inc., Co. Gty., 13.25%, 07/15/15, 144A(b),(e)	Caa2/CCC	500	360,000
Comcast Corp., Co. Gty., 7.05%, 03/15/33	Baa1/BBB+	2,000	2,447,358
COX Communications, Inc., Sr. Unsec. Notes, 6.80%, 08/01/28	Baa2/BBB	1,500	1,649,562
Cox Enterprises, Inc., Sr. Unsec. Notes, 7.375%, 07/15/27, 144A	Baa2/BBB	500	585,011
Grupo Televisa SAB, Sr. Unsec. Notes, 6.625%, 01/15/40	Baa1/BBB+	159	179,539
Harcourt General, Inc., Sr. Unsec. Notes, 8.875%, 06/01/22	WR/BBB+	2,000	2,570,824
Interpublic Group of Cos., Inc., Sr. Unsec. Notes, 10.00%, 07/15/17(b)	Baa3/BB+	500	572,500
Myriad International Holding BV, Co. Gty., 6.375%, 07/28/17, 144A	Baa3/N/A	100	109,500
NBC Universal Media LLC, Inc., Sr. Unsec. Notes, 5.15%, 04/30/20	Baa2/BBB+	175	198,066
NBC Universal Media LLC, Inc., Sr. Unsec. Notes, 5.95%, 04/01/41	Baa2/BBB+	95	109,332
News America Holdings, Inc., Co. Gty., 7.90%, 12/01/95	Baa1/BBB+	1,400	1,600,844
Time Warner Entertainment Co., LP, Co. Gty., 8.375%, 07/15/33	Baa2/BBB	1,360	1,816,768
Time Warner, Inc., Co. Gty., 9.15%, 02/01/23	Baa2/BBB	3,000	4,085,913
Viacom, Inc., Co. Gty., 7.875%, 07/30/30	Baa2/BBB	250	323,357

			17,068,415

MINING (4.89%)
Anglo American Capital PLC, Co. Gty., 9.375%, 04/08/14, 144A	Baa1/BBB+	339	390,167
Anglo American Capital PLC, Co. Gty., 9.375%, 04/08/19, 144A	Baa1/BBB+	500	656,971
AngloGold Ashanti Holdings PLC, Co. Gty., 5.375%, 04/15/20	Baa2/BBB-	310	319,093
Barrick North America Finance LLC, Co. Gty., 6.80%, 09/15/18	Baa1/A-	500	610,879
Corp. Nacional del Cobre de Chile, Sr. Unsec. Notes, 3.875%, 11/03/21, 144A	A1/A	1,500	1,531,919
FMG Resources August 2006 Property Ltd., Sr. Unsec. Notes, 6.875%, 04/01/22, 144A(b)	B1/BB-	1,200	1,170,000
Freeport-McMoran Corp., Co. Gty., 9.50%, 06/01/31	Baa2/BBB	250	354,524
Newcrest Finance Property, Ltd., 4.45%, 11/15/21, 144A	Baa2/BBB+	1,500	1,515,383
Rio Tinto Finance USA, Ltd., Co. Gty., 9.00%, 05/01/19	A3/A-	85	114,846
Teck Resources, Ltd., Co. Gty., 6.00%, 08/15/40(b)	Baa2/BBB	1,000	1,053,056
Teck Resources, Ltd., Co. Gty., 5.20%, 03/01/42	Baa2/BBB	1,415	1,342,442
Vale Overseas, Ltd., Co. Gty., 6.25%, 01/23/17	Baa2/A-	500	576,213
Xstrata Canada Financial Corp., Co. Gty., 4.95%, 11/15/21, 144A	Baa2/BBB+	1,000	1,047,644

			10,683,137

PAPER (2.27%)
Celulosa Arauco y Constitucion SA, Sr. Unsec. Notes, 4.75%, 01/11/22, 144A	Baa2/BBB	1,085	1,110,665
Georgia-Pacific LLC, Co. Gty., 5.40%, 11/01/20, 144A	Baa3/A-	670	747,908
Smurfit Kappa Treasury Funding, Ltd., Co. Gty., 7.50%, 11/20/25	Ba1/BB+	2,000	1,980,000
Westvaco Corp., Co. Gty., 8.20%, 01/15/30	Ba1/BBB	1,000	1,107,464

			4,946,037

REAL ESTATE INVESTMENT TRUST (REIT) (4.66%)
Biomed Realty LP, Co. Gty., 6.125%, 04/15/20	Baa3/BBB-	350	390,017
Duke Realty LP, Sr. Unsec. Notes, 6.50%, 01/15/18	Baa2/BBB-	500	572,728
Duke Realty LP, Sr. Unsec. Notes, 8.25%, 08/15/19	Baa2/BBB-	500	617,512
Federal Realty Investment Trust, Sr. Unsec. Notes, 5.40%, 12/01/13	Baa1/BBB+	750	789,252
Federal Realty Investment Trust, Sr. Unsec. Notes, 6.20%, 01/15/17	Baa1/BBB+	290	324,961
Goodman Funding Property, Ltd., Sr. Unsec. Notes, 6.375%, 04/15/21, 144A	Baa2/BBB	1,050	1,086,881
Health Care REIT, Inc., Sr. Unsec. Notes, 5.25%, 01/15/22(b)	Baa2/BBB-	1,500	1,569,014
Host Hotels & Resorts LP, Co. Gty., 6.00%, 11/01/20(b)	Ba1/BB+	1,000	1,060,000
Liberty Property LP, Sr. Unsec. Notes, 7.50%, 01/15/18	Baa1/BBB	1,000	1,172,211
Nationwide Health Properties, Inc., Sr. Unsec. Notes, 6.00%, 05/20/15	Baa2/BBB	500	540,465
Simon Property Group LP, Sr. Unsec. Notes, 6.125%, 05/30/18	A3/A-	750	883,019

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — continued

	Moody’s/ Standard & Poor’s Rating(a)	Principal Amount (000’s)	Value (Note 1)
REAL ESTATE INVESTMENT TRUST (REIT) (Continued)
WEA Finance, LLC, Co. Gty., 7.125%, 04/15/18, 144A	A2/A-	$500	$589,078
WEA Finance, LLC, Co. Gty., 6.75%, 09/02/19, 144A	A2/A-	500	578,114

			10,173,252

RETAIL & RESTAURANT (0.58%)
Darden Restaurants, Inc., Sr. Unsec. Notes, 7.125%, 02/01/16	Baa2/BBB	500	570,037
Levi Strauss & Co., Sr. Unsec. Notes, 8.875%, 04/01/16(b)	B2/B+	500	516,255
Limited Brands, Inc., Co. Gty., 8.50%, 06/15/19	Ba1/BB+	150	177,375

			1,263,667

TECHNOLOGY (0.08%)
Corning, Inc., Sr. Unsec. Notes, 5.75%, 08/15/40	A3/BBB+	60	66,359
Mantech International Corp., Co. Gty., 7.25%, 04/15/18(b)	Ba2/BB+	100	106,500

			172,859

TELECOMMUNICATIONS (10.07%)
AT&T, Inc., Sr. Unsec. Notes, 5.35%, 09/01/40	A2/A-	2,548	2,709,314
Cellco Partnership/Verizon Wireless Capital LLC, Sr. Unsec. Notes, 8.50%, 11/15/18	A2/A-	229	314,422
Centel Capital Corp., Co. Gty., 9.00%, 10/15/19	Baa2/BBB-	1,000	1,161,980
Deutsche Telekom International Finance BV, Co. Gtd., 8.75%, 06/15/30	Baa1/BBB+	2,000	2,748,936
Frontier Communications Corp., Sr. Unsec. Notes, 8.125%, 10/01/18	Ba2/BB	500	528,750
Frontier Communications Corp., Sr. Unsec. Notes, 9.00%, 08/15/31	Ba2/BB	500	485,000
GTE Corp., Co. Gty., 6.94%, 04/15/28	Baa1/A-	1,500	1,819,574
Hearst-Argyle Television, Inc., Sr. Unsec. Notes, 7.00%, 01/15/18	WR/NR	1,000	754,091
Level 3 Financing, Inc., Co, Gty., 10.00%, 02/01/18(b)	B3/CCC	610	667,950
NII Capital Corp., Co. Gty., 10.00%, 08/15/16(b)	B2/B+	500	566,250
NII Capital Corp., Co. Gty., 7.625%, 04/01/21(b)	B2/B+	950	928,625
Qwest Corp., Sr. Unsec. Notes, 7.20%, 11/10/26(b)	Baa3/BBB-	1,000	1,007,500
Qwest Corp., Sr. Unsec. Notes, 6.875%, 09/15/33(b)	Baa3/BBB-	1,100	1,089,000
Qwest Corp., Sr. Unsec. Notes, 7.25%, 10/15/35(b)	Baa3/BBB-	500	510,000
Sprint Capital Corp., Co. Gty., 6.875%, 11/15/28	B3/B+	1,500	1,147,500
Sprint Capital Corp., Co. Gty., 8.75%, 03/15/32	B3/B+	1,000	857,500
Telecom Italia Capital SA, Co. Gty., 6.999%, 06/04/18	Baa2/BBB	1,000	1,065,000
Telecom Italia Capital SA, Co. Gty., 7.20%, 07/18/36	Baa2/BBB	250	242,500
Trilogy International Partners LLC/Trilogy International Finance, Inc., Sr. Sec.
Notes, 10.25%, 08/15/16, 144A(b)	Caa1/CCC+	100	87,250
Verizon Communications, Inc., Sr. Unsec. Notes, 8.75%, 11/01/18	A3/A-	292	396,252
Verizon Global Funding Corp., Sr. Unsec. Notes, 7.75%, 12/01/30	A3/A-	1,646	2,229,268
Virgin Media Finance PLC, Co. Gty., 8.375%, 10/15/19(b)	Ba2/BB-	600	672,000

			21,988,662

TRANSPORTATION (3.86%)
BNSF Funding Trust I, Co. Gty., 6.613%, 12/15/55(b),(c)	Baa2/BBB	250	260,000
Continental Airlines, Pass Through Certs., Series 1999-1, Class B, 6.795%, 02/02/20	Ba1/BB	444	434,961
Continental Airlines, Pass Through Certs., Series 2000-1, Class A1, 8.048%, 05/01/22	Baa2/BBB	867	969,369
Continental Airlines, Pass Through Certs., Series 2000-2, Class A1, 7.707%, 10/02/22	Baa2/BBB	1,239	1,339,646
Delta Air Lines, Pass Through Certs, Series 1993, Class A2, 10.50%, 04/30/16	WR/NR	345	125,069
ERAC USA Finance, Co., Co. Gty., 7.00%, 10/15/37, 144A	Baa1/BBB+	1,500	1,711,250
Federal Express Corp., Pass Through Certs, Series 1996, Class B2, 7.84%, 01/30/18(b)	A3/BBB	1,000	1,099,560
Federal Express Corp., Sr. Unsec. Notes, 9.65%, 06/15/12	Baa1/BBB	1,750	1,780,322
Norfolk Southern Corp., Sr. Unsec. Notes, 5.75%, 04/01/18	Baa1/BBB+	170	200,857
Stena AB, Sr. Unsec. Notes, 7.00%, 12/01/16(b)	Ba3/BB+	500	500,000

			8,421,034

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — continued

	Moody’s/ Standard & Poor’s Rating(a)	Principal Amount (000’s)	Value (Note 1)
UTILITIES (4.51%)
Avista Corp., 5.95%, 06/01/18	A3/A-	$500	$598,757
Avista Corp., 5.125%, 04/01/22	A3/A-	500	580,920
Dominion Resources, Inc., Sr. Unsec. Notes, Series 07-A, 6.00%, 11/30/17	Baa2/A-	500	599,856
DPL, Inc., Sr. Unsec. Notes, 7.25%, 10/15/21, 144A(b)	Ba1/BB+	1,000	1,110,000
Duquesne Light Holdings, Inc., Sr. Unsec. Notes, 6.40%, 09/15/20, 144A	Ba1/BBB-	1,000	1,105,039
Georgia Power Co., Sr. Unsec. Notes, 5.40%, 06/01/40	A3/A	110	125,844
Hydro-Quebec, 8.25%, 04/15/26	Aa2/A+	1,550	2,256,068
MidAmerican Funding LLC, Sr. Sec. Notes, 6.927%, 03/01/29	A3/BBB+	500	612,762
NextEra Energy Capital Holding, Inc., Jr. Sub. Notes., Series D, 7.30%, 09/01/67(b),(c)	Baa2/BBB	500	527,500
Ohio Power Co., Sr. Unsec. Notes, 6.00%, 06/01/16	Baa1/BBB	500	571,410
Ohio Power Co., Sr. Unsec. Notes, 5.375%, 10/01/21	Baa1/BBB	1,000	1,147,010
Toledo Edison Co., 7.25%, 05/01/20	Baa1/BBB	500	618,260

			9,853,426

TOTAL CORPORATE DEBT SECURITIES (Cost of $161,632,844)			180,967,285

ASSET BACKED SECURITIES (1.51%)
Credit-Based Asset Servicing and Securitization LLC, Series 2006-SC1, Class A, 0.512%, 05/25/36, 144A(c)	A3/AAA	58	43,036
Dominos Pizza Master Issuer LLC, Series 2012-1A, Class A2, 5.216%, 01/25/42, 144A(b)	Baa1/BBB+	1,500	1,536,230
Option One Mortgage Loan Trust, Series 2007-FXD2, Class 2A1, 5.90%, 03/25/37(e)	Aa3/AA-	178	169,648
Renaissance Home Equity Loan Trust, Series 2006-3, Class AF2, 5.58%, 11/25/36(e)	B3/CCC	164	87,986
Small Business Administration Participation Certificates, Series 2010-20F, Class 1, 3.88%, 06/01/30	Aaa/AA+	300	321,552
Sonic Capital LLC, Series 2011-1A, Class A2, 5.438%, 05/20/41, 144A	Baa2/BBB	1,097	1,142,869

TOTAL ASSET BACKED SECURITIES (Cost of $3,284,345)			3,301,321

COMMERCIAL MORTGAGE-BACKED SECURITIES (6.20%)
American Tower Trust, Series 2007-1A, Class AFX, 5.42%, 04/15/37, 144A	Aaa/AAA	700	745,217
Banc of America Merrill Lynch Commercial Mortgage, Inc, Series 2006-2, Class AJ, 5.766%, 05/10/45(c)	NA/BBB-	1,000	902,255
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2006-2, Class AM, 5.766%, 05/10/45(c)	NA/A	1,440	1,556,037
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class A4, 5.322%, 12/11/49	Aa3/A-	285	311,744
Credit Suisse Mortgage Capital Certificates, Series 2006-C5, Class AM, 5.343%, 12/15/39	A1/BBB	100	99,317
CW Capital Cobalt, Ltd., Series 2007-C2, Class A3, 5.484%, 04/15/47(c)	Aaa/N/A	500	547,647
Developers Diversified Realty Corp., Series 2009-DDR1, Class C, 6.223%, 10/14/22, 144A	A1/AA+	500	538,107
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP5, Class AJ, 5.326%, 12/15/44(c)	Aa3/A	60	61,436
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-CB16, Class A4, 5.552%, 05/12/45	Aaa/AAA	1,000	1,118,765
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-CB17, Class AM, 5.464%, 12/12/43	A1/N/A	100	98,859
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-CB20, Class A4, 5.794%, 02/12/51(c)	Aaa/A+	880	1,006,927
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LDPX, Class A3, 5.42%, 01/15/49	Aaa/N/A	160	177,310

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — continued

	Moody’s/ Standard & Poor’s Rating(a)	Principal Amount (000’s)	Value (Note 1)
COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
LB-UBS Commercial Mortgage Trust, Series 2006-C4, Class AM, 5.886%, 06/15/38(c)	Aa3/BBB+	$2,000	$2,121,966
LB-UBS Commercial Mortgage Trust, Series 2007-C1, Class A4, 5.424%, 02/15/40	NA/A+	970	1,087,423
LB-UBS Commercial Mortgage Trust, Series 2007-C2, Class A3, 5.43%, 02/15/40	NA/A-	1,375	1,520,364
Merrill Lynch Mortgage Trust, Series 2005-CIP1, Class AM, 5. 107%, 07/12/38(c)	Aaa/N/A	30	31,736
Morgan Stanley Capital I, Series 2007-IQ16, Class A4, 5.809%, 12/12/49	NA/A+	750	858,305
Morgan Stanley Reremic Trust, Series 2009-GG10, Class A4B, 5.788%, 08/12/45, 144A(c)	A3/N/A	210	216,482
Wachovia Bank Commercial Mortgage Trust, Series 2006-C28, Class A3, 5.679%, 10/15/48	Aaa/AAA	500	540,461

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost of $10,760,090)			13,540,358

RESIDENTIAL MORTGAGE-BACKED SECURITIES (2.16%)
FHLMC Pool # 170128, 11.50%, 06/01/15	Aaa/AA+	2	1,911
FHLMC Pool # 360019, 10.50%, 12/01/17	Aaa/AA+	3	3,584
FHLMC Pool # A15675, 6.00%, 11/01/33	Aaa/AA+	578	646,059
FHLMC Pool # B11892, 4.50%, 01/01/19	Aaa/AA+	424	463,546
FHLMC Pool # G00182, 9.00%, 09/01/22	Aaa/AA+	5	6,378
FNMA Pool # 124012, 12.50%, 10/01/15	Aaa/AA+	3	3,494
FNMA Pool # 303022, 8.00%, 09/01/24	Aaa/AA+	20	23,174
FNMA Pool # 303136, 8.00%, 01/01/25	Aaa/AA+	11	13,538
FNMA Pool # 55192, 10.50%, 09/01/17	Aaa/AA+	6	7,078
FNMA Pool # 58991, 11.00%, 02/01/18	Aaa/AA+	4	3,914
FNMA Pool # 754791, 6.50%, 12/01/33	Aaa/AA+	652	743,293
FNMA Pool # 763852, 5.50%, 02/01/34	Aaa/AA+	878	963,783
FNMA Pool # 889554, 6.00%, 04/01/38	Aaa/AA+	294	323,550
FNMA Pool # AH9793, 4.50%, 05/01/41	Aaa/AA+	1,310	1,395,409
GNSF Pool # 194228, 9.50%, 11/15/20	Aaa/AA+	33	37,779
GNSF Pool # 307527, 9.00%, 06/15/21	Aaa/AA+	28	32,982
GNSF Pool # 417239, 7.00%, 02/15/26	Aaa/AA+	26	30,850
GNSF Pool # 780374, 7.50%, 12/15/23	Aaa/AA+	13	14,663

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (Cost of $4,240,313)			4,714,985

MUNICIPAL BONDS (1.77%)
Municipal Electric Authority of Georgia, Build America Bonds-Taxable-Plant Vogle Units 3&4, Series J, Revenue Bond, 6.637%, 04/01/57	A2/A+	175	194,628
San Francisco City & County Public Utilities Commission, Water Revenue, Build America Bonds, 6.00%, 11/01/40	Aa3/AA-	145	173,192
State of California, Build America Bonds, GO, 7.55%, 04/01/39	A1/A-	500	648,740
State of California, Build America Bonds, GO, 7.625%, 03/01/40	A1/A-	1,500	1,953,690
State of Illinois, Build America Bonds, GO, 7.35%, 07/01/35	A2/A+	755	883,803

TOTAL MUNICIPAL BONDS (Cost of $3,266,306)			3,854,053

U.S. TREASURY SECURITIES (3.49%)
U.S. Treasury Note, 1.00%, 03/31/12	Aaa/AA+	600	600,000
U.S. Treasury Note, 0.375%, 09/30/12	Aaa/AA+	2,600	2,602,743
U.S. Treasury Note, 1.00%, 10/31/16	Aaa/AA+	3,075	3,082,688
U.S. Treasury Note, 1.375%, 11/30/18	Aaa/AA+	1,000	990,547
U.S. Treasury Note, 3.125%, 05/15/21	Aaa/AA+	310	337,416

TOTAL U.S. TREASURY SECURITIES (Cost of $7,598,160)			7,613,394

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — continued

	Shares	Value (Note 1)
COMMON STOCK (0.02%)
DIVERSIFIED FINANCIAL SERVICES (0.00%)
Leucadia National Corp.	191	$4,985

MEDIA (0.01%)
Quad Graphics, Inc.	1,617	22,476

TRANSPORTATION (0.01%)
Delta Air Lines, Inc. (f)	2,203	21,827

TOTAL COMMON STOCK (Cost of $99,935)		49,288

PREFERRED STOCK (0.26%)
Federal Home Loan Mortgage Corp, Series Z, 0.000% (f),(g)	53,779	78,060
US BANCORP, Series A, 3.500% (f)	615	485,850

TOTAL PREFERRED STOCK (Cost of $1,783,939)		563,910

RIGHTS (0.00%)
XO Holdings, Inc., Expire 12/31/99	13	—

TOTAL RIGHTS (Cost of $0)		—

TOTAL INVESTMENTS (98.30%) (Cost $192,665,932)		214,604,594

OTHER ASSETS AND LIABILITIES (1.70%)		3,719,159

NET ASSETS (100.00%)		$218,323,753

(a)	Ratings for debt securities are unaudited. All ratings are as of March 31, 2012 and may have changed subsequently.
(b)	This security is callable.
(c)	Variable rate security. Rate disclosed is as of March 31, 2012.
(d)	Security is perpetual. Date shown is next call date.
(e)	Multi-Step Coupon. Rate disclosed is as of March 31, 2012.
(f)	Non-income producing security.
(g)	Dividend was discontinued as of September 7, 2008.
144A	Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At March 31, 2012, these securities amounted to $50,696,272 or 23.22% of net assets.

Legend

Certs.—Certificates

Co. Gty.—Company Guaranty

Debs.—Debentures

FHLMC—Federal Home Loan Mortgage Corp.

FNMA—Federal National Mortgage Association

GNSF—Government National Mortgage Association (Single Family)

GO—General Obligation

Gtd.—Guaranteed

Jr.—Junior

LLC—Limited Liability Company

Ltd.—Limited

NA—Not Available

NR—Not Rated

REIT—Real Estate Investment trust

Sec.—Secured

Sr.—Senior

Sub.—Subordinated

Unsec.—Unsecured

WR—Withdrawn Rating

The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2012

Assets:
Investment in securities, at value (amortized cost $192,665,932) (Note 1)	$214,604,594
Cash	404,631
Receivables for Investments Sold	158
Interest receivable	3,472,086
Dividend receivable	5,441
Prepaid expenses	28,651

TOTAL ASSETS	218,515,561

Liabilities:
Payable to Investment Adviser	82,427
Accrued expenses payable	109,381

TOTAL LIABILITIES	191,808

Net assets: (equivalent to $20.39 per share based on 10,708,597 shares of capital stock outstanding)	$218,323,753

NET ASSETS consisted of:
Par value	$107,086
Capital paid-in	217,372,775
Accumulated net investment income	266,040
Accumulated net realized loss on investments	(21,360,810)
Net unrealized appreciation on investments	21,938,662

$218,323,753

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS

For the year ended March 31, 2012

Investment Income:
Interest	$13,139,310
Dividends	30,381
Other income	7,408

Total Investment Income	13,177,099

Expenses:
Investment advisory fees (Note 4)	$963,553
Administration fees	189,691
Transfer agent fees	64,958
Trustees’ fees	67,120
Audit fees	17,483
Legal fees and expenses	102,729
Reports to shareholders	63,934
Custodian fees	19,541
Insurance	23,454
NYSE fee	20,950
Miscellaneous	65,973

Total Expenses	1,599,386

Net Investment Income	11,577,713

Realized and unrealized gain (loss) on investments (Note 1):
Net realized gain from security transactions	630,879

Unrealized appreciation (depreciation) of investments:
Beginning of the year	17,774,795
End of the year	21,938,662

Change in unrealized appreciation (depreciation) of investments	4,163,867

Net realized and unrealized gain on investments	4,794,746

Net increase in net assets resulting from operations	$16,372,459

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended March 31, 2012	Year ended March 31, 2011
Increase (decrease) in net assets:
Operations:
Net investment income	$11,577,713	$9,493,950
Net realized gain from security transactions (Note 2)	630,879	574,233
Change in unrealized appreciation of investments and warrants	4,163,867	4,379,990

Net increase in net assets resulting from operations	16,372,459	14,448,173

Distributions:
Distributions to shareholders from net investment income	(12,314,889)	(8,735,491)
Capital Share Transactions:
Proceeds from merger (Note 7)	—	83,300,387

Net proceeds	—	83,300,387

Increase in net assets	4,057,570	89,013,069
Net Assets:
Beginning of year	214,266,183	125,253,114

End of year	$218,323,753	$214,266,183

Accumulated net investment income	$266,040	$595,489

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

The table below sets forth financial data for a share of capital stock outstanding throughout each period presented.

	Year ended March 31,
	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$20.01	$19.10	$15.63	$19.01	$20.01

Net investment income	1.08	1.14 (1)	1.19	1.06	1.10
Net realized and unrealized gain (loss) on investments	0.45	0.92	4.31	(3.29)	(0.95)

Total from investment operations.	1.53	2.06	5.50	(2.23)	0.15

Capital share transaction:
Dilution of the net asset value from rights offering (Note 6)	—	—	(0.88)	—	—

Less distributions:
Dividends from net investment income.	(1.15)	(1.15)	(1.15)	(1.15)	(1.15)

Total distributions.	(1.15)	(1.15)	(1.15)	(1.15)	(1.15)

Net asset value, end of period	$20.39	$20.01	$19.10	$15.63	$19.01

Per share market price, end of period	$19.74	$18.03	$17.12	$13.77	$17.14

Total Investment Return(2)
Based on market value	16.37%	12.23%	33.60%	(13.62)%	(0.10)%
Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$218,324	$214,266	$125,253	$76,720	$93,282
Ratio of expenses to average net assets	0.74%	0.79%	0.85%	1.21%	0.88%
Ratio of net investment income to average net assets	5.37%	5.76%	6.16%	6.18%	5.66%
Portfolio turnover rate	19.60%	19.91%	15.40%	21.46%	17.25%
Number of shares outstanding at the end of the period (in 000’s)	10,709	10,709	6,559	4,908	4,908

(1)	The selected per share data was calculated using the average shares outstanding method.

(2)

Total investment return is calculated assuming a purchase of common shares at the market price on the first day and a sale at the market price on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions. The total investment return, if for less than a full year, is not annualized. Past performance is not a guarantee of future results.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

Note 1 – Significant Accounting Policies – The Cutwater Select Income Fund (the “Fund”), (formerly Rivus Bond Fund), a Delaware statutory trust, is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end, management investment company. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. The policies are in conformity with generally accepted accounting principles within the United States of America (“GAAP”).

A.	Security Valuation – In valuing the Fund’s net assets, all securities for which representative market quotations are available will be valued at the last quoted sales price on the security’s principal exchange on the day of valuation. If there are no sales of the relevant security on such day, the security will be valued at the bid price at the time of computation. Prices for securities traded in the over-the-counter market, including listed debt and preferred securities, whose primary market is believed to be over-the-counter, normally are supplied by independent pricing services. Securities for which market quotations are not readily available will be valued at their respective fair values as determined in good faith by, or under procedures established by the Board of Trustees. At March 31, 2012, there were no securities valued using fair value procedures.

Fair Value Measurements – The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

• Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

• Level 2 –	Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

• Level 3 –	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would used in valuing the asset or liability, and would be based on the best information available.

NOTES TO FINANCIAL STATEMENTS — continued

Following is a description of the valuation techniques applied to the Fund’s major categories of assets measured at fair value on a recurring basis as of March 31, 2012.

	Total Market Value at 03/31/12	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
CORPORATE DEBT SECURITIES	$180,967,285	$—	$180,967,285	$—
ASSET BACKED SECURITIES	3,301,321	—	3,301,321	—
COMMERCIAL MORTGAGE-BACKED SECURITIES	13,540,358	—	13,540,358	—
RESIDENTIAL MORTGAGE-BACKED SECURITIES	4,714,985	—	4,714,985	—
MUNICIPAL BOND	3,854,053	—	3,854,053	—
U.S. TREASURY SECURITIES	7,613,394	—	7,613,394	—
COMMON STOCK*	49,288	49,288	—	—
PREFERRED STOCK	563,910	563,910	—	—
TOTAL INVESTMENTS	$214,604,594	$613,198	$213,991,396	$—

*	See Schedule of Investments for industry breakout.

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determined fair value:

Corporate Debt Securities (Market Value)
Balance as of March 31, 2011	$358,595
Accrued discounts/premiums	(12,014)
Realized loss	(89,362)
Change in unrealized appreciation (depreciation)	80,975
Sales	(338,194)
Transfer into Level 3	—

Balance as of March 31, 2012	$—

At the end of each calendar quarter, management evaluates the Level 1, 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities. Pursuant to Fund policy, transfers between levels are considered to have occurred at the beginning of the reporting period. For the year ended March 31, 2012, there were no transfers between Level 1 and 2 for the Fund.

NOTES TO FINANCIAL STATEMENTS — continued

B.	Determination of Gains or Losses on Sale of Securities – Gains or losses on the sale of securities are calculated for financial reporting purposes and for federal tax purposes using the identified cost basis. The identified cost basis for financial reporting purposes differs from that used for federal tax purposes in that the amortized cost of the securities sold is used for financial reporting purposes and the original cost of the securities sold is used for federal tax purposes, except for those instances where tax regulations require the use of amortized cost.

C.	Federal Income Taxes – It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (tax years March 31, 2009-2011) or expected to be taken on the Fund’s 2012 tax return, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

D.	Other – Security transactions are accounted for on the trade date. Interest income is accrued daily. Premiums and discounts are amortized using the interest method. Paydown gains and losses on mortgage-backed and asset-backed securities are presented as an adjustment to interest income. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

E.	Distributions to Shareholders and Book/Tax Differences – Distributions of net investment income will be made quarterly. Distributions of any net realized capital gains will be made annually. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for amortization of market premium and accretion of market discount and the merger with the Hartford Income Shares Fund. In order to reflect permanent book/tax differences that occurred during the fiscal year ended March 31, 2012, the following capital accounts were adjusted for the following amounts:

Undistributed Net Investment Income	Net Realized Gain	Accumulated Paid-In Capital
$407,727	$1,115,987	$(1,523,714)

Distributions during the fiscal years ended March 31, 2012 and 2011 were characterized as follows for tax purposes:

	Ordinary Income	Return of Capital	Capital Gain	Total Distribution
FY 2012	$12,314,889	$—	$—	$12,314,889
FY 2011	$8,735,491	$—	$—	$8,735,491

NOTES TO FINANCIAL STATEMENTS — continued

At March 31, 2012, the components of distributable earnings on a tax basis were as follows:

Total*	Accumulated Ordinary Income	Capital Loss Carryforward and Other	Late Year Losses Deferred	Net Unrealized Appreciation
$843,892	$839,827	$(21,204,513)	$(97,983)	$21,306,561

* Temporary differences include book amortization, book accretion, and late year losses deferred, if any, which will be recognized for the tax year ending March 31, 2012.

As of March 31, 2012, the capital loss carryovers available to offset possible future capital gains were as follows:

Amount	Expiration Date
$571,125	2013
746,582	2015
5,234,565	2016
11,082,544	2017
3,569,697	2018

On December 22, 2010, The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed into law. The Modernization Act modifies several of the Federal income and excise tax provisions related to Registered Investment Companies. Under the Modernization Act, new capital losses may now be carried forward indefinitely, and retain the character of the original loss as compared with pre-enactment law where capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.

Capital loss carryforwards are subject to usage limitations. During the year ended March 31, 2012, capital loss carryforwards in the amount of $243,819 were utilized and $1,523,714 were expired off and cannot be used going forward.

At March 31, 2012, the following table shows for federal tax purposes the aggregate cost of investments, the net unrealized appreciation of those investments, the aggregate gross unrealized appreciation of all securities with an excess of market value over tax cost and the aggregate gross unrealized depreciation of all securities with an excess of tax cost over market value:

Aggregate Tax Cost	Net Unrealized Appreciation	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)
$193,298,033	$21,306,561	$25,171,654	($3,865,093)

The difference between book basis and tax-basis unrealized appreciation is attributable primarily to the differing treatments for wash sales, amortization of market premium and accretion of market discount.

F.	Use of Estimates in the Preparation of Financial Statements – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

NOTES TO FINANCIAL STATEMENTS — continued

Note 2 – Portfolio Transactions – The following is a summary of the security transactions, other than short-term investments, for the year ended March 31, 2012:

	Cost of Purchases	Proceeds from Sales or Maturities
U.S. Government Securities	$8,692,780	$8,014,154
Other Investment Securities	$32,672,198	$33,734,765

Note 3 – Capital Stock – At March 31, 2012, there were an unlimited number of shares of beneficial interest ($0.01 par value) authorized, with 10,708,597 shares issued and outstanding.

Note 4 – Investment Advisory Contract, Accounting and Administration and Trustee Compensation – Cutwater Investor Services Corp. (“Cutwater”) serves as Investment Adviser to the Fund. Cutwater is entitled to a fee at the annual rate of 0.50% on the first $100 million of the Fund’s month end net assets and 0.40% on the Fund’s month-end net assets in excess of $100 million.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), a member of The Bank of New York Mellon Corporation, provides accounting and administrative services to the Fund.

The Trustees of the Fund receive an annual retainer, meeting fees and out of pocket expenses for meetings attended. The aggregate remuneration paid to the Trustees by the Fund during the year ended March 31, 2012 was $68,000. Certain officers of the Fund are also directors, officers and/or employees of investment adviser. None of the Fund’s officers receives compensation from the Fund. As of March 31, 2012, there were no amounts due to the Trustees.

Note 5 – Dividend and Distribution Reinvestment – In accordance with the terms of the Automatic Dividend Investment Plan (the “Plan”), for shareholders who so elect, dividends and distributions are made in the form of previously unissued Fund shares at the net asset value if on the Friday preceding the payment date (the “Valuation Date”) the closing New York Stock Exchange price per share, plus the brokerage commissions applicable to one such share equals or exceeds the net asset value per share. However, if the net asset value is less than 95% of the market price on the Valuation Date, the shares issued will be valued at 95% of the market price. If the net asset value per share exceeds market price plus commissions, the dividend or distribution proceeds are used to purchase Fund shares on the open market for participants in the Plan. During the year ended March 31, 2012 the Fund issued no shares under this Plan.

Note 6 – Rights Offering – On August 7, 2009 the Fund completed its transferable rights offering. In accordance with the terms of the rights offering described in the Fund’s prospectus an additional 1,650,893 shares were issued at a subscription price of $15.77 per share, making the gross proceeds raised by the offering $26,034,583, before offering-related expenses. Dealer/manager fees of $976,297 and offering costs of approximately $550,332 were deducted from the gross proceeds making the net proceeds available for investment by the Fund $24,507,954. The dilution impact of the offering was $0.88 per share or 4.79% of the $18.34 net asset value per share on August 7, 2009, the expiration and pricing date of the offering.

Note 7 – Reorganization – As of the close of business on October 22, 2010, the reorganization of The Hartford Income Shares Fund, Inc. (“HSF”) into the Fund was completed. The reorganization was effected at an exchange ratio calculated as the net asset value per share of HSF divided by the net asset value per share of the Fund, each determined as of the close of trading on the New York Stock Exchange on October 22, 2010. HSF was credited with

NOTES TO FINANCIAL STATEMENTS — continued

4,150,026 shares of beneficial interest of the Fund at $20.07 net asset value per share. As a result of the reorganization, each shareholder of HSF received shares of the Fund with an aggregate net asset value that is equal to the aggregate net asset value of the shares of HSF held by that shareholder as of the close of business on October 22, 2010.

The shares outstanding of HSF immediately before the merger and shares of the Fund issued to HSF shareholders were:

Merged Fund	Shares Exchanged	Acquiring Fund		Shares Issued	Net Asset Value	Conversion Ratio
Hartford Income		Cutwater Select Income Fund
Shares Fund, Inc.	13,066,832	(formerly, Rivus Bond Fund	)	4,150,026	$20.07	0.3176

The net assets and net unrealized appreciation/(depreciation) of HSF and the net assets of the Fund immediately before the merger were as follows:

Merged Fund	Net Assets	Unrealized Appreciation/ (Depreciation)	Acquiring Fund	Net Assets
Hartford Income
Shares Fund, Inc.	$83,300,387	$2,952,824	Rivus Bond Fund	$131,643,157

Assuming the acquisition had been completed on April 1, 2010, the Fund’s results of operations for the six months ended March 31, 2011 would have been as follows:

Net investment income/(loss)	$12,031,298
Net realized and unrealized gain/(loss) on investments	$7,016,957
Net increase in assets from operations	$19,048,255

Because the combined investment portfolios have been managed as a single portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of HSF that have been included in the Fund’s Statement of Operations since October 22, 2010.

Note 8 – New Accounting Pronouncement – In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.

In December 2011, FASB issued ASU No. 2011-11 related to disclosures about offsetting assets and liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU is

NOTES TO FINANCIAL STATEMENTS — continued

effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented. The Fund is currently evaluating the impact ASU 2011-11 will have on the financial statement disclosures.

Note 9 – Subsequent Event – Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

SHAREHOLDER INFORMATION (Unaudited)

ADDITIONAL INFORMATION REGARDING THE FUND’S TRUSTEES AND OFFICERS

Name, Address and Age	Position Held With Fund	Principal Occupation During the Past 5 Years	Number of Funds Overseen By Trustee	Term of Office and Length of Time Served

W. Thacher Brown* 113 King Street Armonk, NY 10504 Born: December 1947	Trustee	Retired; Former President of MBIA Asset Management LLC, from July 1998 to September 2004; and Former President of 1838 Investment Advisors, LLC from July 1988 to May 2004.	1	Shall serve until the next annual meeting or until his successor is qualified. Trustee since 1988

Morris Lloyd, Jr. 113 King Street Armonk, NY 10504 Born: September 1937	Trustee	Retired; former Development Officer, Trinity College from April 1996 to June 2002.	1	Shall serve until the next annual meeting or until his successor is qualified. Trustee since 1989

Ellen D. Harvey 113 King Street Armonk, NY 10504 Born: February 1954	Trustee	Consultant with Lindsay Criswell LLC beginning July 2008. Principal with the Vanguard Group from January 2008 to June 2008; and Senior Vice President with Mercantile Safe-Deposit & Trust from February 2003 to October 2007.	1	Shall serve until the next annual meeting or until her successor is qualified. Trustee since 2010

Suzanne P. Welsh 113 King Street Armonk, NY 10504 Born: March 1953	Trustee	Vice President for Finance and Treasurer, Swarthmore College since 2002.	1	Shall serve until the next annual meeting or until her successor is qualified. Trustee since 2008

Clifford D. Corso* Cutwater 113 King Street Armonk, NY 10504 Born: October 1961	President	Chief Executive Officer and Chief Investment Officer, Cutwater Investor Services Corp.; Managing Director and Chief Investment Officer, MBIA Insurance Corporation; officer of other affiliated entities of Cutwater Investor Services Corp.	N/A	Shall serve until death, resignation, or removal. Officer since 2005

Joseph L. Sevely* Cutwater 113 King Street Armonk, NY 10504 Born: January 1960	Treasurer	Director of Cutwater Investor Services Corp.; Director and officer of other affiliated entities of Cutwater Investor Services Corp.	N/A	Shall serve until death, resignation, or removal. Officer since 2010

Thomas E. Stabile* Cutwater 113 King Street Armonk, NY 10504 Born: March 1974	Assistant Treasurer	Officer of Cutwater Investor Services Corp.	N/A	Shall serve until death, resignation, or removal. Officer since 2010

Leonard I. Chubinsky* Cutwater 113 King Street Armonk, NY 10504 Born: December 1948	Secretary	Senior Corporate Counsel of Cutwater Investor Services Corp. and certain of its affiliates.	N/A	Shall serve until death, resignation, or removal. Officer since 2005

SHAREHOLDER INFORMATION (Unaudited) – continued

ADDITIONAL INFORMATION REGARDING THE FUND’S TRUSTEES AND OFFICERS

Name, Address and Age	Position Held With Fund	Principal Occupation During the Past 5 Years	Number of Funds Overseen By Trustee	Term of Office and Length of Time Served

Michelle Houck* Cutwater 113 King Street Armonk, NY 10504 Born: January 1971	Vice President/Chief Compliance Officer	Assistant General Counsel, Compliance Officer and Principal with Pzena Investment Management.	N/A	Shall serve until death, resignation, or removal. Officer since 2011

Robert T. Claiborne* Cutwater 113 King Street Armonk, NY 10504 Born: August 1955	Vice President	Officer of Cutwater Investor Services Corp.	N/A	Shall serve until death, resignation, or removal. Officer since 2006

Gautam Khanna* Cutwater 113 King Street Armonk, NY 10504 Born: October 1969	Vice President	Officer of Cutwater Investor Services Corp.	N/A	Shall serve until death, resignation, or removal. Officer since 2006

*	Denotes a trustee/officer who is an “interested person” of the Fund as defined under the provisions of the Investment Company Act of 1940. Mr. Brown is an “interested person” because he has an interest in MBIA Inc., the parent of the Fund’s Investment Adviser. Messrs. Corso, Sevely, Stabile, Chubinsky, Claiborne, Khanna and Ms. Houck are “interested persons” by virtue of being employees of the Fund’s Investment Adviser.

HOW TO GET INFORMATION REGARDING PROXIES

The Fund has adopted the Adviser’s proxy voting policies and procedures to govern the voting of proxies relating to the voting securities of the Fund. You may obtain a copy of these proxy voting procedures, without charge, by calling (800) 765-6242 or on the Securities and Exchange Commission website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, by calling (800) 765-6242 or on the SEC’s website at www.sec.gov.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the Security and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at www.sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, D.C., information on the operation of the Commission’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Additionally, the Fund makes the information on Form N-Q available to shareholders on its website at http://www.cutwater.com/rivus-bond-fund-characteristics.aspx.

ADDITIONAL TAX INFORMATION

For corporate shareholders, the percentage of investment income (dividend income and short-term gains, if any) for the Fund that qualify for the dividends-received deductions for the year ended March 31, 2012 was 0.22%.

SHAREHOLDER INFORMATION (Unaudited) – continued

For the year ended March 31, 2012, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions made by the Fund, 0.22% represents the amount of each distribution which may qualify for the 15% dividend income tax rate. Shareholders should not use this tax information to prepare their tax returns. The information will be included with your Form 1099 DIV which will be sent to you separately in January 2013.

DIVIDEND REINVESTMENT PLAN

The Fund has established a plan for the automatic investment of dividends and distributions pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund. All shareholders of record are eligible to join the Plan. BNY Mellon acts as the agent (the “Agent”) for participants under the Plan.

Shareholders whose shares are registered in their own names may elect to participate in the Plan by completing an authorization form and returning it to the Agent. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

Dividends and distributions are reinvested under the Plan as follows. If the market price per share on the Friday before the payment date for the dividend or distribution (the “Valuation Date’’), plus the brokerage commissions applicable to one such share, equals or exceeds the net asset value per share on that date, the Fund will issue new shares to participants valued at the net asset value or, if the net asset value is less than 95% of the market price on the Valuation Date, then valued at 95% of the market price. If net asset value per share on the Valuation Date exceeds the market price per share on that date, plus the brokerage commissions applicable to one such share, the Agent will buy shares on the open market, on the New York Stock Exchange, for the participants’ accounts. If before the Agent has completed its purchases, the market price exceeds the net asset value of shares, the average per share purchase price paid by the Agent may exceed the net asset value of shares, resulting in the acquisition of fewer shares than if the dividend or distribution has been paid in shares issued by the Fund at net asset value.

There is no charge to participants for reinvesting dividends or distributions payable in either shares or cash. The Agent’s fees for handling of reinvestment of such dividends and distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions payable either in shares or cash. However, each participant will be charged by the Agent a pro rata share of brokerage commissions incurred with respect to Agent’s open market purchases in connection with the reinvestment of dividends or distributions payable only in cash.

For purposes of determining the number of shares to be distributed under the Plan, the net asset value is computed on the Valuation Date and compared to the market value of such shares on such date. The Plan may be terminated by a participant by delivery of written notice of termination to the Agent at the address shown below. Upon termination, the Agent will cause a certificate or certificates for the full shares held for a participant under the Plan and a check for any fractional shares to be delivered to the former participant.

Distributions of investment company taxable income that are invested in additional shares generally are taxable to shareholders as ordinary income. A capital gain distribution that is reinvested in shares is taxable to shareholders as long-term capital gain, regardless of the length of time a shareholder has held the shares or whether such gain was realized by the Fund before the shareholder acquired such shares and was reflected in the price paid for the shares.

SHAREHOLDER INFORMATION (Unaudited) – continued

Plan information and authorization forms are available from BNY Mellon Investment Servicing (US) Inc., P.O. Box 358035, Pittsburgh, PA 15252-8035.

PRIVACY POLICY

The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.

We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or other third parties, except as permitted by law. We share only the minimum information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financials and tax forms. Even within Cutwater and its affiliated entities, only a limited number of people who actually service accounts will ever have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.

To ensure the highest degree of security and confidentiality, Cutwater and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our Web site—www.cutwater.com.

ANNUAL CERTIFICATION

The Fund’s CEO has submitted to the NYSE the required annual certification, and the Fund also has included the certifications of the Fund’s CEO and CFO required by Section 302 of the Sarbanes-Oxley Act of 2002 in the Fund’s Forms N-CSR filed with the Securities and Exchange Commission for the period of this report.

HOW TO GET ASSISTANCE WITH SHARE TRANSFER OR DIVIDENDS

Contact Your Transfer Agent:

BNY Mellon Investment Servicing (US) Inc.

P.O. Box 358035, Pittsburgh, PA 15252-8035, or call 1-866-333-6635

T R U S T E E S W. THACHER BROWN MORRIS LLOYD, JR. ELLEN D. HARVEY SUZANNE P. WELSH

O F F I C E R S

CLIFFORD D. CORSO

President

JOSEPH L. SEVELY

Treasurer

THOMAS E. STABILE

Assistant Treasurer

LEONARD CHUBINSKY

Secretary

MICHELLE HOUCK

Vice President/Chief Compliance Officer

ROBERT T. CLAIBORNE

Vice President

GAUTAM KHANNA

Vice President

Cutwater Select Income Fund

I N V E S T M E N T A D V I S E R CUTWATER INVESTOR SERVICES CORP. 113 KING STREET ARMONK, NY 10504	Annual Report March 31, 2012

C U S T O D I A N THE BANK OF NEW YORK MELLON 2 HANSON PLACE BROOKLYN, NY 11217

T R A N S F E R A G E N T BNY MELLON INVESTMENT SERVICING (US) INC. P.O. BOX 358035 Pittsburgh, PA 15252-8035 1-866-333-6635

C O U N S E L PEPPER HAMILTON LLP 3000 TWO LOGAN SQUARE EIGHTEENTH & ARCH STREETS PHILADELPHIA, PA 19103

I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M TAIT, WELLER & BAKER LLP 1818 MARKET STREET SUITE 2400 PHILADELPHIA, PA 19103

Item 2.	Code of Ethics.

The registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (each a “Covered Person”). A copy of the Registrant’s Code of Ethics can be obtained without charge, upon request, by calling the Registrant at 1-800-331-1710. There were no amendments to the Code of Ethics during the reporting period. There were no waivers of a provision of the Code of Ethics granted to a Covered Person during the reporting period.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that Suzanne P. Welsh, the Chair of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Ms. Welsh as the Audit Committee’s financial expert. Ms. Welsh is an “independent” Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $20,300 and $19,700 for the fiscal years ended March 31, 2012 and March 31, 2011, respectively.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 and $2,500 for the fiscal years ended March 31, 2012 and March 31, 2011, respectively. The audit-

related fees were in connection with the work performed by the auditors related to the registrant’s acquisition of another closed-end fund during the year covered by this report.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $3,300 and $3,250 for the fiscal years ended March 31, 2012 and March 31, 2011, respectively. The tax fees relate to the review of the registrant’s tax filings and annual tax related disclosures in the financial statements.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 and $0 for the fiscal years ended March 31, 2012 and March 31, 2011, respectively.

(e)(1)	The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

(e)(2)	None of the services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 and $0 for the fiscal years ended March 31, 2012 and March 31, 2011, respectively.

(h)	Not applicable.

Item 5.	Audit Committee of Listed registrants.

The registrant has a separately designated audit committee consisting of all the independent trustees of the registrant. The members of the audit committee are: Ellen D. Harvey, Morris Lloyd, Jr. and Suzanne P. Welsh.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant has adopted the proxy voting policies and procedures used by the Investment Adviser. The most current copy of that policy is attached herewith.

PROXY VOTING POLICY

CUTWATER INVESTOR SERVICES CORP.

Introduction

This Proxy Voting Policy (“Policy”) for Cutwater Investor Services Corp. (“CISC”) formerly MBIA Investors Service Corp., reflects our duty as a fiduciary under the Investment Advisers Act of 1940 (the “Advisers Act”) to vote proxies in the best interests of our clients. In addition, the Department of Labor views the fiduciary act of managing ERISA plan assets to include the voting of proxies. Proxy voting decisions must be made solely in the best interests of the pension plan’s participants and beneficiaries. The Department of Labor has interpreted this requirement as prohibiting a fiduciary from subordinating the retirement income interests of participants and beneficiaries to unrelated objectives. The guidelines in this Policy have been formulated to ensure decision-making consistent with these fiduciary responsibilities.

Any general or specific proxy voting guidelines provided by an advisory client or its designated agent in writing will supercede the specific guidelines in this Policy. CISC will disclose to our advisory clients information about this Policy as well as disclose to our clients how they may obtain information on how we voted their proxies. Additionally, CISC will maintain proxy voting records for our advisory clients consistent with the Advisers Act. For those of our clients that are registered investment companies, CISC will disclose this Policy to the shareholders of such funds and make filings with the Securities and Exchange Commission and make available to fund shareholders the specific proxy votes that we cast in shareholder meetings of issuers of portfolio securities in accordance with the rules and regulations under the Investment Company Act of 1940.

Registered investment companies that are advised by CISC as well as certain of our advisory clients: may participate in securities lending programs, which may reduce or eliminate the amount of shares eligible for voting by CISC in accordance with this Policy if such shares are out on loan and cannot be recalled in time for the vote.

Implicit in the initial decision to retain or invest in the security of a corporation is approval of its existing corporate ownership structure, its management, and its operations. Accordingly, proxy proposals that would change the existing status of a corporation will be reviewed carefully and supported only when it seems clear that the proposed changes are likely to benefit the corporation and its shareholders. Notwithstanding this favorable predisposition, management will be assessed on an ongoing basis both in terms of its business capability and its dedication to the shareholders to ensure that, our continued confidence remains warranted. If it is determined that management is acting on its own behalf instead of for the well being of the corporation, we will vote to support shareholder proposals, unless other mitigating circumstances are present.

Additionally, situations may arise that involve an actual or-perceived conflict of interest. For example, we may manage- assets of a pension plan of a company whose management is soliciting proxies, or a CISC employee may have a close relative who serves as a director or executive of a company that is soliciting proxies. In all cases, the manner in which we vote proxies must be based on our clients’ best interests and not the product of the conflict.

This Policy and its attendant recommendations attempt to generalize a complex subject. It should be clearly understood that specific fact situations, including differing voting practices in jurisdictions outside the United States, might warrant departure from these guidelines. In such instances, the relevant facts will be considered, and if a vote contrary to these guidelines is indicated it will be cast and the reasons therefore recorded in writing.

The provisions of this Policy will be deemed applicable to decisions similar to voting proxies, such as tendering of securities, voting consents to corporate actions, and solicitations with respect to fixed income securities, where CISC may exercise voting authority on behalf of clients.

Section I of the Policy describes proxy proposals that may be characterized as routine and lists examples of the types of proposals we would typically support. Section II of the Policy describes various types of non-routine proposals and provides general voting guidelines. These non-routine proposals are categorized as those involving:

•	Social Issues,

•	Financial/Corporate Issues, and

•	Shareholder Rights.

Finally, Section III of the Policy describes the procedures to be followed casting: a vote pursuant to these guidelines.

Routine Matters

Routine proxy proposals, amendments, or resolutions are typically proposed by management and meet the following criteria:

•	They do not measurably change the structure, management control, or operation of the corporation.

•	They are consistent with industry standards as well as the corporate laws of the state of incorporation.

Voting Recommendation

CISC will normally support the following routine proposals:

•	To increase authorized common shares.

•	To -increase authorized preferred shares as long as there are not disproportionate voting rights per preferred share.

•	To elect or re-elect Trustees.

•	To appoint or elect auditors.

•	To approve indemnification of Trustees and limitation of Trustees’ liability.

•	To establish compensation levels.

•	To establish employee stock purchase or ownership plans.

•	To set time and location of annual meeting.

Non-Routine Proposals

Social Issues

Proposals in this category involve issues of social conscience. They are typically proposed by shareholders who believe that the corporation’s internally adopted policies are ill advised or misguided.

Voting Recommendation

If we have determined that management is generally socially responsible, we will generally vote against the following shareholder proposals:

•	To enforce restrictive energy policies.

•	To place arbitrary restrictions on military contracting.

•	To bar or place arbitrary restrictions on trade with other countries.

•	To restrict the marketing of controversial products.

•	To limit corporate political activities.

•	To bar or restrict charitable contributions.

•	To enforce a general policy regarding human rights based on arbitrary parameters.

•	To enforce a general policy regarding employment practices based -on arbitrary parameters.

•	To enforce a general policy regarding animal rights based on arbitrary parameters.

•	To place arbitrary restrictions on environmental practices.

Financial/Corporate Issues

Proposals in this category are usually offered by management and seek to change a corporation’s legal, business or financial structure.

Voting Recommendation

We will generally vote in favor of the following management proposals provided the position of current shareholders is preserved or enhanced:

•	To change the state of incorporation.

•	To approve mergers, acquisitions or dissolution.

•	To institute indenture changes.

•	To change capitalization.

Shareholder Rights

Proposals in this category are made regularly both by management and shareholders. They can be generalized as involving issues that transfer or realign board or shareholder voting power.

We typically would oppose any proposal aimed solely at thwarting potential takeover offers by requiring, for example, super-majority approval. At the same time, we believe stability and continuity promote profitability. The guidelines in this area seek to find a middle road, and they are no more than guidelines. Individual proposals may have to be carefully assessed in the context of their particular circumstances.

Voting Recommendation

We will generally vote for the following management proposals:

•	To require majority approval of shareholders in acquisitions of a controlling share in the corporation.

•	To institute staggered board of Trustees.

•	To require shareholder approval of not more than 66 70% for a proposed amendment to the corporation’s by-laws.

•	To eliminate cumulative voting.

•	To adopt anti-greenmail charter or by-law amendments or to otherwise restrict a company’s ability to make greenmail payments.

•	To create a dividend reinvestment program.

•	To eliminate preemptive rights.

•	To eliminate any other plan or procedure designed primarily to discourage a takeover or other similar action (commonly known as a “poison pill”).

We will generally vote against the following management proposals:

•	To require greater than 66 2/3% shareholder approval for a proposed amendment to the corporation’s by-laws (“super-majority provisions”).

•	To require that an arbitrary fair price be offered to all shareholders that is derived from a fixed formula (“fair price amendments”).

•	To authorize a new class of common stock or preferred stock which may have more votes per share than the existing common stock.

•	To prohibit replacement of existing members of the board of Trustees.

•	To eliminate shareholder action by written consent without a shareholder meeting.

•	To allow only the board of Trustees to call a shareholder meeting or to propose amendments to the articles of incorporation.

•	To implement any other action or procedure designed primarily to discourage a takeover or other similar action (commonly known. as a “poison pill”).

•	To limit the ability of shareholders to nominate Trustees.

We will generally vote for the following shareholder proposals:

•	To rescind share purchases rights or require that they be submitted for shareholder approval, but only if the vote required for approval is not more than 66 2/3%.

•	To opt out of state anti-takeover laws deemed to be detrimental to the shareholder.

•	To change the state of incorporation for companies operating under the umbrella of anti-shareholder state corporation laws if another state is chosen with favorable laws in this and other areas.

•	To eliminate any other plan or procedure designed primarily to discourage a takeover or other similar action.

•

To permit shareholders to participate in formulating management’s proxy and the opportunity to discuss and evaluate management’s director nominees, and/or to nominate shareholder nominees to the board.

•	To require that the board’s audit, compensation, and/or nominating committees be comprised exclusively of independent Trustees.

•	To adopt anti-greenmail charter or by-law amendments or otherwise restrict a company’s ability to make greenmail payments.

•	To create a dividend reinvestment program.

•	To recommend that votes to “abstain” not be considered votes “cast” at an annual meeting or special meeting, unless required by state law.

•	To require that “golden parachutes” be submitted for shareholder ratification.

We will generally vote against the following shareholder proposals:

•	To restore preemptive rights.

•	To restore cumulative voting.

•	To require annual election of Trustees or to specify tenure.

•	To eliminate a staggered board of Trustees.

•	To require confidential voting.

•	To require Trustees to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

•	To dock director pay for failing to attend board meetings.

Voting Process

CISC will designate a portfolio manager (the Proxy Voting Portfolio Manager), who is responsible for voting proxies for all advisory accounts and who will generally vote proxies in accordance with these guidelines. In circumstances in which 1) the subject matter of the vote is not covered by these guidelines, 2) a material conflict of interest is present or, 3) we believe it may be necessary, in the best interests of shareholders, to vote contrary to our general guidelines, the Proxy Voting Portfolio Manager will discuss the matter with the President and Chief Investment Officer of CISC, who will be responsible for making the definitive determination as to how the proxy matter will be voted. The President/Chief investment officer may consult with the General Counsel, the CCO, or other investment personnel in making this determination.

Any questions regarding this Policy may be directed to the General Counsel of CISC.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	Portfolio Manager:

Robert T. Claiborne, CFA

Director, Cutwater Asset Management Corp.

January 2000—Present

Responsible for day-to-day management of portfolio

Portfolio Manager:

Gautam Khanna, CPA, CFA

Managing Director, Cutwater Asset Management Corp.

May 2003—Present

Responsible for day-to-day management of portfolio

(a)(2)(i) Robert T. Claiborne, CFA

(ii)	(A) Registered investment companies – 0 as of March 31, 2012

(B) Other pooled investment vehicles – 0 as of March 31, 2012

(C) Other Accounts – 0 as of March 31, 2012.

(iii)	None.

(iv)	N/A.

(a)(2)(i)	Gautam Khanna, CPA, CFA

(ii)	(A) Registered investment companies – 1 as of March 31, 2012. Approximately $71.6 million in total assets as of March 31, 2012.

(B) Other pooled investment vehicles – 2 as of March 31, 2012. Approximately $81.0 million in total assets as of March 31, 2012.

(C) Other Accounts – 1 as of March 31, 2012. Approximately $25.6 million in total assets as of March 31, 2012.

(iii)	None.

(iv)	No material conflicts of interests are expected to arise with the management of the Rivus Bond Fund and the other accounts.

(a)(3)	The Portfolio Managers each receive compensation that is composed of an annual cash fixed salary and a variable cash bonus. The cash salary level is adjusted annually. The cash bonus is determined annually and is based on a combination of the overall performance of Cutwater Asset Management Corp. and the individual Portfolio Managers’ contribution to that performance. Compensation is not based on any specific performance criteria of any of the portfolios managed.

(a)(4)	Share ownership as of March 31, 2012:

Robert T. Claiborne: $10,001—$50,000

Gautam Khanna: $10,001—$50,000

(b)	N/A. Filing is an annual report.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Cutwater Select Income Fund (formerly, Rivus Bond Fund)

By (Signature and Title)*	/s/ Clifford D. Corso
Clifford D. Corso, President
(principal executive officer)

Date	5/29/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Clifford D. Corso
Clifford D. Corso, President
(principal executive officer)

Date	5/29/12

By (Signature and Title)*	/s/ Joseph L. Sevely
Joseph L. Sevely, Treasurer
(principal financial officer)

Date	5/29/12

* Print the name and title of each signing officer under his or her signature.